SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                               ________________________

                                       FORM 8-K

                                    CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)     March  1, 1994
                                                      --------------------

                                The Travelers Inc.
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                (Exact name of registrant as specified in its charter)


         Delaware                     1-9924                52-1568099
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       (State or other           (Commission             (IRS Employer
        jurisdiction of           File Number)            Identification No.)
        incorporation)

               65 East 55th Street, New York, New York          10022
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              (Address of principal executive offices)        (Zip Code)

                                   (212) 891-8900
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                 (Registrant's telephone number, including area code)







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                                  THE TRAVELERS INC.
                              Current Report on Form 8-K

          Item 5.   Other Events.

                    The  Travelers  Inc.  (the   "Company")  has  filed   a
          registration statement with the Securities and Exchange Commission, to register for sale certain securities of the Company held by American Express Company. In order to update the information incorporated by reference into that registration statement, as well as the Company's other shelf registration statements, the Company is including in this Current Report on Form 8-K the following information regarding legal proceedings, which otherwise would be filed as part of the Company's Annual Report on Form 10-K for the year ended December 31, 1993.

                    By virtue of the merger on December 31, 1993, of The Travelers Corporation ("old Travelers") with and into the Company (the "Merger"), the Company has succeeded to the liabilities of old Travelers. Old Travelers or its subsidiaries are involved in the following pending matters.

                    As previously disclosed by the  Company, in response to
          the announcement in September 1993 of the merger between the Company and old Travelers, a number of purported class action lawsuits were filed in state court in Connecticut and New York against old Travelers, its directors and the Company and certain of its directors. For information concerning these cases, see the description that appears in the last paragraph on page 2 and the first two paragraphs on page 3 of the Company's Current Report on Form 8-K dated September 23, 1993, and the third paragraph on page 26 of the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1993, which descriptions are incorporated by reference herein. A copy of the pertinent paragraphs of such filings is included as Exhibit 99.01 to this Form 8-K. These cases are now consolidated in Connecticut in a case entitled Robert Brandt, IRA, et al. v. The Travelers Corporation, et al. The consolidated amended complaint generally seeks damages on behalf of shareholders of old
          Travelers based on the alleged inadequacy of the merger consideration offered by the Company under the terms of the merger agreement. In January 1994, the defendants filed a motion to dismiss the case based on, among other things, Connecticut law limiting claims by dissenting shareholders to statutory appraisal rights.

                    In a case entitled United States v. Travelers Insurance Co., filed in the United States District Court for the District of Connecticut in April 1989, the federal government alleges that old Travelers improperly handled health benefit claims for individuals who are actively employed and eligible for Medicare coverage. In November 1992, the Court ruled on cross motions for summary judgment, and found that old Travelers had no liability for actions taken in its capacity as a claims administrator. However, the Court also recognized that the government's right of

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          recovery is independent of the rights of the insured, and  is not governed by procedural limitations in the plans.

                    In a case entitled The Travelers Insurance Company et al. v. Richard John Ratcliffe Keeling et al., filed in New York Supreme Court in June 1991, old Travelers seeks to enforce reinsurance contracts with certain underwriters at Lloyd's of London with respect to recoveries for certain asbestos claims. In January 1994, the Court stayed litigation of this matter in favor of arbitration. The issues before the arbitration panel include the underwriters' breach of contract and anticipated breach of their agreement with the Company on asbestos-related reinsurance claims.

                    Certain of the subsidiaries that the Company acquired in the Merger are involved in defending against claims asserting alleged injuries and damages from asbestos and other hazardous and toxic substances. For additional information with respect to these claims, reference is made to the discussion of asbestos and environmental litigation contained on pages 27 through 30 of the Quarterly Report on Form 10-Q of old Travelers for the fiscal quarter ended September 30, 1993, which discussion is incorporated by reference herein. A copy of the pertinent part of that filing is included as Exhibit 99.02 hereto.

                    The Securities and Exchange Commission (the "Commission") has been conducting a nonpublic inquiry pursuant to an order of investigation with respect to old Travelers' accounting, reporting and disclosure treatment of certain matters in connection with its lending and loss recognition practices pertaining to real estate investments and related matters going back to January 1, 1988. The Company is cooperating fully with the Commission's staff.


          Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (c)  Exhibits.

                    Exhibit No.              Description
                    -----------              -----------

                       99.01 The last paragraph on page 2 and the first two paragraphs on page 3 of the Company's Current Report on Form 8-K dated September 23, 1993, and the third paragraph on page 26 of the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1993.

                       99.02 Pages 27 through 30 of the Quarterly Report on Form 10-Q of old Travelers for the fiscal quarter ended September 30, 1993.


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                                      SIGNATURE


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




          Dated:  March 1, 1994            THE TRAVELERS INC.



                                           By:   /s/ Charles O. Prince, III
                                              ---------------------------------
                                                  Charles O. Prince, III
                                                  Senior Vice President

























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				EXHIBIT INDEX
			        -------------


Exhibit No.
- -----------

99.01            The last  paragraph on  page 2  and
                 the first two paragraphs on page  3
                 of the Company's  Current Report on
                 Form 8-K dated  September 23, 1993,
                 and the third paragraph on page  26
                 of the  Company's Quarterly  Report
                 on Form 10-Q for the fiscal quarter
                 ended September 30, 1993.

99.02            Pages   27   through  30   of   the
                 Quarterly  Report on  Form 10-Q  of
                 old   Travelers   for   the  fiscal
                 quarter ended September 30, 1993.







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